Transamerica B-Share Variable Annuity	Transamerica AxiomSM III Variable Annuity
Transamerica I-Share II Variable Annuity

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated October 16, 2024

to the

Prospectuses dated May 1, 2024

Effective at the close of business on January 10, 2025 (the “Closure Date”), the Static Allocation Investment Options will be terminated. As of the Closure Date, future rebalancing of Static Allocations will cease, and all Static Allocations will be closed to new investments. You may transfer Policy Value in a Static Allocation to any available Subaccount prior to the Closure Date. Any Policy Value in a Static Allocation on the Closure Date will remain in the underlying Subaccounts until we receive your updated instructions.

This Supplement updates certain information in the above referenced Prospectuses. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in your Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.